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                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Carbon Energy Corporation's previously filed Registration Statement on Form S-8 File No. 333-50242.

ARTHUR ANDERSEN LLP

Denver, Colorado
April 2, 2001


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